UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Illumina, Inc.
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On April 13, 2023, Illumina, Inc. issued an investor presentation in connection with Illumina’s 2023 annual meeting of stockholders. A copy of the investor presentation can be found below:

 © 2023 Illumina, Inc. All rights reserved.  April 2023  Carl Icahn Has No Actionable Plan for GRAIL and His Nominees Would Put Shareholder Value at Risk

 Forward Looking Statements  This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding mandates, the future, business plans and other statements that are not historical in nature. These statements are made on the basis of Illumina’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Illumina does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements. Among the important factors to which our business is subject that could cause actual results to differ materially from those in any forward-looking statements are: (i) changes in the rate of growth in the markets we serve; (ii) the volume, timing and mix of customer orders among our products and services; (iii) our ability to adjust our operating expenses to align with our revenue expectations; (iv) our ability to manufacture robust instrumentation and consumables; (v) the success of products and services competitive with our own; (vi) challenges inherent in developing, manufacturing, and launching new products and services, including expanding or modifying manufacturing operations and reliance on third-party suppliers for critical components; (vii) the impact of recently launched or pre-announced products and services on existing products and services; (viii) our ability to further develop and commercialize our instruments, consumables, and products, including Galleri™, the cancer screening test developed by GRAIL, to deploy new products, services, and applications, and to expand the markets for our technology platforms; (ix) the risks and costs associated with our ongoing inability to integrate GRAIL due to the interim measures imposed on us by the European Commission as a result of their prohibition of our acquisition of GRAIL; (x) the risks and costs associated with the integration of GRAIL’s business if we are ultimately able to integrate GRAIL; (xi) the risk that disruptions from the consummation of our acquisition of GRAIL and associated legal or regulatory proceedings, including related appeals, or obligations will harm our business, including current plans and operations; (xii) the risk of incurring fines associated with the consummation of our acquisition of GRAIL and the possibility that we may be required to divest all or a portion of the assets or equity interests of GRAIL on terms that could be materially worse than the terms on which we acquired GRAIL; (xiii) our ability to obtain approval by third-party payors to reimburse patients for our products; (xiv) our ability to obtain regulatory clearance for our products from government agencies; (xv) our ability to successfully partner with other companies and organizations to develop new products, expand markets, and grow our business; (xvi) uncertainty, or adverse economic and business conditions, including as a result of slowing or uncertain economic growth, COVID-19 pandemic mitigation measures, or armed conflict; (xvii) the application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments and (xviii) legislative, regulatory and economic developments, together with the factors set forth in Illumina’s Annual Report on Form 10-K for the year ended January 1, 2023 under the caption “Risk Factors”, in information disclosed in public conference calls, the date and time of which are released beforehand, and in filings with the Securities and Exchange Commission (the “SEC”) including, among others, quarterly reports on Form 10-Q.  Additional Information and Where to Find It  Illumina has filed with the SEC a preliminary proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Illumina’s 2023 Annual Meeting of Stockholders. The proxy statement is in preliminary form and Illumina intends to file and mail a definitive proxy statement to stockholders of Illumina. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY ILLUMINA AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY  BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the  SEC by Illumina free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Illumina are also available free of charge by accessing Illumina’s website at  www.illumina.com.  Participants  2  Illumina, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Illumina. Information about Illumina’s executive officers and directors, including information regarding the direct or indirect interests, by security holdings or otherwise, is available in Illumina’s amended preliminary proxy statement for its 2023 Annual Meeting, which was filed with the SEC on April 7, 2023, and will be included in Illumina’s definitive proxy statement, once available. To the extent holdings by our directors and executive officers of Illumina securities reported in the proxy statement for the 2023 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.  Note Regarding GRAIL  The European Commission adopted an order on September 6, 2022, prohibiting Illumina’s acquisition of GRAIL. We have filed an appeal of the Commission’s decision. The Commission has also adopted an order requiring Illumina and GRAIL to be held and operated as distinct and separate entities for an interim period. Compliance with the order is monitored by an independent Monitoring Trustee. During this period, Illumina and GRAIL are not permitted to share confidential business information unless legally required, and GRAIL must be run independently, exclusively in the best interests of GRAIL. Commercial interactions between the two companies must be undertaken at arm’s length.

 Icahn Has No Actionable Plan for GRAIL  There is nothing Carl or “his guys” can do to accelerate the divesture of GRAIL  Abandoning Illumina’s legal challenge in the EU would not necessarily speed up divestiture either and certainly not optimize shareholder value  Illumina is moving as quickly as possible to work through the legal and regulatory processes to maximize value for shareholders with respect to GRAIL, including defining the conditions and options of a potential divestiture  The final EC decision is expected in late 2023 or early 2024  Winning a jurisdictional appeal eliminates any EC fine and gives the greatest optionality for Illumina to maximize value for shareholders  If Illumina loses the jurisdictional appeal, it will follow the terms of the final divestiture order expeditiously and in a manner that is in the best interests of shareholders  Icahn’s reckless “pull the plug” on GRAIL strategy only guarantees to increase the risk of fines and a  suboptimal divestiture process for all shareholders  2

 Replacing Even One of Illumina’s Highly Qualified Nominees with Icahn’s Would Put Shareholder Value at Risk Risk Management Public Company Executive Life Sciences Technology  & Innovation Regulatory Experience Financial Expertise  International  Experience  MD / PhD  John Thompson Francis deSouza   Robert Epstein Jesse Lynn Andrew Teno Vincent Intrieri   “Icahn’s guys’” only qualification appears to be their allegiance to Icahn Why couldn’t Carl find more qualified nominees?  2 illumina

Illumina's Board Reflects Purpose-Built Mix of Skills and Diversity

Director Skillsets

Risk Oversight / Management — 7 directors
Skill critical for understanding Illumina's risks and opportunities

Life Sciences — 7 directors
Skill critical for understanding Illumina's core business and market

Public Company Executive — 7 directors
Skill critical for providing valuable perspectives in strategic planning and business development

Technology & Innovation — 7 directors
Skill critical for shaping long-term strategy and technology road map

Regulatory Expertise — 6 directors
Skill critical for understanding risks and opportunities associated with Illumina products

Financial Experience — 5 directors
Skill critical for fulfilling the Board's fiduciary duty

International Experience — 5 directors
Skill critical for expanding Illumina's global presence

MD / PhD — 4 directors
Skill critical for providing strategic and technical subject matter expertise

Key Board Stats

Number of Director Appointments by Year


Director Appointment
2012
2013
2014
2015
2016
2017
2018
2019
2020



56% Gender / Racial Diversity


1
8

89% Board Independence

5

Illumina’s Board Has Been Deliberate in its Director Refreshment  Icahn is deluded about Francis deSouza’s role in Illumina’s nomination process  Francis has not nominated a single director to the board  The facts about Illumina’s director nomination process:  Illumina’s Nominating/Corporate Governance Committee interviews and proposes candidates for consideration by the full board – not any single director  The board takes this process very seriously, and Illumina’s proxy provides significant detail on it  The Committee’s process starts with the identification of core skills and attributes; the board has also prioritized public company and financial matter expertise  Illumina hires executive search firms to assist in locating the best candidates  In Illumina’s most recent efforts to identify new director candidates, the Committee began its work in August 2021 and has since reviewed the resumes of 85 candidates – ultimately short-listing just five individuals  ALL of the existing directors were appointed before Jay Flatley stepped down as Chair in May 2021  2

 Illumina’s Innovation Engine Continues to Generate Breakthrough Products  First FDA-registered and CE-marked IVD high- throughput sequencer  NovaSeq 6000 Dx  2020  2022  2023  NovaSeq X & NovaSeq X Plus  Breakthrough high throughput sequencer with 2x speed and 2.5x throughput improvement  75 breakthrough innovations offering higher output at lower sequencing cost  Launched Five New Sequencers  Since 2020  2021  NextSeq 1000 &  NextSeq 2000  Platform Extensions  NovaSeq v1.5 reagents (2020)  NextSeq 1K/2K P3 flow cell (2020)  NextSeq 1K/2K P1 flow cell (2021)  NextSeq 1K/2K Extended shelf life (2021)  NextSeq 1K/2K 600 cycle kits (2022)  Software Advancements  Illumina Connected Analytics (2021)  DRAGEN 4.0 (2022)  Illumina Connected Insights (2023)  New Clinical Solutions and Assays  TruSight Oncology (TSO) 500 (2019)  Respiratory Virus Oligo Panel (2020)  Respiratory Pathogen Infectious Disease / Antimicrobial Resistance Kit (ID/AMR) (2020)  COVIDSeq Test EUA (2020)  COVIDSeq Assay RUO (2021)  TSO 500 HRD (2022)  Viral Surveillance Panel and Pan-Coronavirus Panel (2022)  Urinary Pathogen ID/AMR Kit (2022)  DNA Prep with Exome 2.0 Plus Enrichment (2022)  TSO Comprehensive (EU) (2023)  2023 Upcoming Launches  NovaSeq X Plus Roadmap with 25B and 1.5B flow cells  Complete Long Reads, Whole Genome (2Q 2023)  Complete Long Reads, Enrichment (2H 2023)  2

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding mandates, the future, business plans and other statements that are not historical in nature. These statements are made on the basis of Illumina’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Illumina does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements. Among the important factors to which our business is subject that could cause actual results to differ materially from those in any forward-looking statements are: (i) changes in the rate of growth in the markets we serve; (ii) the volume, timing and mix of customer orders among our products and services; (iii) our ability to adjust our operating expenses to align with our revenue expectations; (iv) our ability to manufacture robust instrumentation and consumables; (v) the success of products and services competitive with our own; (vi) challenges inherent in developing, manufacturing, and launching new products and services, including expanding or modifying manufacturing operations and reliance on third-party suppliers for critical components; (vii) the impact of recently launched or pre-announced products and services on existing products and services; (viii) our ability to further develop and commercialize our instruments, consumables, and products, including Galleri™, the cancer screening test developed by GRAIL, to deploy new products, services, and applications, and to expand the markets for our technology platforms; (ix) the risks and costs associated with our ongoing inability to integrate GRAIL due to the interim measures imposed on us by the European Commission as a result of their prohibition of our acquisition of GRAIL; (x) the risks and costs associated with the integration of GRAIL’s business if we are ultimately able to integrate GRAIL; (xi) the risk that disruptions from the consummation of our acquisition of GRAIL and associated legal or regulatory proceedings, including related appeals, or obligations will harm our business, including current plans and operations; (xii) the risk of incurring fines associated with the consummation of our acquisition of GRAIL and the possibility that we may be required to divest all or a portion of the assets or equity interests of GRAIL on terms that could be materially worse than the terms on which we acquired GRAIL; (xiii) our ability to obtain approval by third-party payors to reimburse patients for our products; (xiv) our ability to obtain regulatory clearance for our products from government agencies; (xv) our ability to successfully partner with other companies and organizations to develop new products, expand markets, and grow our business; (xvi) uncertainty, or adverse economic and business conditions, including as a result of slowing or uncertain economic growth, COVID-19 pandemic mitigation measures, or armed conflict; (xvii) the application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments and (xviii) legislative, regulatory and economic developments, together with the factors set forth in Illumina’s Annual Report on Form 10-K for the year ended January 1, 2023 under the caption “Risk Factors”, in information disclosed in public conference calls, the date and time of which are released beforehand, and in filings with the Securities and Exchange Commission (the “SEC”) including, among others, quarterly reports on Form 10-Q.

Additional Information and Where to Find It

Illumina has filed with the SEC a preliminary proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Illumina’s 2023 Annual Meeting of Stockholders. The proxy statement is in preliminary form and Illumina intends to file and mail a definitive proxy statement to stockholders of Illumina. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY ILLUMINA AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Illumina free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Illumina are also available free of charge by accessing Illumina’s website at www.illumina.com.

Participants

Illumina, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Illumina. Information about Illumina’s executive officers and directors, including information regarding the direct or indirect interests, by security holdings or otherwise, is available in Illumina’s amended preliminary proxy statement for its 2023 Annual Meeting, which was filed with the SEC on April 7, 2023, and will be included in Illumina’s definitive proxy statement, once available. To the extent holdings by our directors and executive officers of Illumina securities reported in the proxy statement for the 2023 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.